Health Care Reform (Notes)	12 Months Ended
Dec. 31, 2015
Health Care Reform [Abstract]
Health Care Reform [Text Block]

9.	Health Care Reform’s Reinsurance, Risk Adjustment and Risk Corridor

Our net receivable (payable) related to the 3Rs risk management programs at December 31, 2015 and 2014 were as follows:

	At December 31, 2015			At December 31, 2014
(Millions)	Reinsurance	Risk Adjustment	Risk Corridor	Reinsurance	Risk Adjustment	Risk Corridor
Total net receivable (payable) (1)	$394.5	$(710.2)	$(8.1)	$337.6	$(230.0)	$(9.6)

(1)
At December 31, 2015, $7.4 million of Health Care Reform risk adjustment receivables and $2.2 million of Health Care Reform risk corridor receivables each relate to the 2014 program year, with the remainder of the net balances related to the 2015 program year. All such assets and liabilities were classified as current in our balance sheets at December 31, 2015 and 2014.

In October 2015, HHS announced that 2014 Health Care Reform risk corridor receivables would be funded at 12.6% to the extent HHS fully collects risk corridor payables. As a result, we continue to believe that receipt of any risk corridor payment from HHS for the 2015 program year and receipt of such payments in excess of the prorated amount for the 2014 program year are uncertain. At December 31, 2015, we had a $2 million risk corridor receivable for the remaining prorated 2014 program year amount that had not been collected from HHS and no receivable for the 2015 program year. At December 31, 2014, we did not record any Health Care Reform risk corridor receivables because payments from HHS under this program were uncertain.

Refer to Note 2 beginning on page 88 for additional information.